3rd Quarter 2026 Update October 27, 2026

Presentation Index Corporate Overview & Investment Thesis 3rd Quarter 2026 Results Long-Term Performance Trends Appendix 3 11 28 38 46 Board of Directors Forward-Looking Statements Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slide 48 for important disclosures about information contained in this presentation. Peer Group Purchase Accounting Update 8 Line of Business Updates

Corporate Overview Asset-based lending Healthcare Services National Presence International Presence UMBF Trust & Agency Services – Dublin, Ireland Specialized Lending Verticals Corporate Trust Capital Markets (5) Fund Services Private Wealth Management & Personal Trust 192 banking centers (4) 360 ATMs UMB Bank Presence UMB Financial Corporation Headquarters Highlights As of, or for the 3 months ended 09/30/26. (1) Includes $18.4B in managed assets and $5.2B in Assets Under Administration for Private Wealth customers; (2) Operating ROATCE is a non-GAAP measure, reconciled on slide 52; (3) Operating efficiency ratio is a non-GAAP measure; reconciled on slide 51; (4) As of 09/30/26, we had 192 physical locations licensed with the OCC, including 189 retail branches plus 3 commercial or private banking centers; (5) UMB Bank, n.a. Capital Markets Division.

Business Model
Our Diverse Foundation

UMB

Commercial & Personal Banking Services

3Q'26 Revenue: $565.4 million; 3Q'26 Average Deposits: $40.3 billion

Commercial

Average loans: $36.2B [1]

Average deposits: $26.9B

- C&I lending
- Small business lending
- CRE and Construction lending
- Specialized Expertise:
  - Agribusiness
  - Energy
  - Practice finance
  - Franchise lending
  - Mezzanine debt and equity investments
  - Aviation lending
  - Asset-based lending
  - Beverage lending
  - Healthcare lending
- Treasury management
- Merchant payments
- Retirement plan services

Consumer

Average loans: $4.8B [1] [2]

Average deposits: $13.4B

- Retail deposit and lending services through 192 banking centers [3] and online
- Private banking services
- Consumer mortgage

Private Wealth

AUM = $18.4B

AUA = $5.2B

- Financial & estate planning
- Investment management
- Wealth solutions
- Trust and custody
- Business succession and exit planning
- Insurance settlements
- Retirement plan services
- Direct private equity investment access

Institutional Banking Services

3Q'26 Revenue: $207.0 million; 3Q'26 Average Deposits: $17.9 billion

Institutional Banking provides solutions for the entire marketplace; $621.5 billion in AUA [4]

Fund Services

- Fund accounting and administration; transfer agency
- Exchange-traded fund servicing
- Alternative/private investment servicing

Investor Solutions

- Banking, cash management and specialty services for financial firms

Institutional Custody

- Domestic and international custody services

Corporate Trust

- Bond trustee, paying agent and escrow services

Specialty Trust & Agency Solutions

- Default workout and successor trustee services
- Aviation, ABS and loan agency services
- CLO trustee and loan administration services

Capital Markets Division [5]

- Fixed income sales and trading
- Public finance
- Asset / liability management services

Healthcare Services

- Health savings and benefit spending accounts
- Healthcare payment solutions

Metrics as of, or for quarter ended, 09/30/26. (1) Excludes credit card; (2) Includes consumer plus residential real estate loans; (3) As of 09/30/26, we had 192 physical locations licensed with the OCC, including 189 retail branches plus 3 commercial or private banking centers; (4) Includes AUA in Fund Services/custody and Healthcare Services; (5) Products offered through UMB Bank, n.a. Capital Markets Division: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED.

4

Investment Thesis Opportunity in Our Diverse Business Model Track record of strong loan growth – opportunities remain Underpenetrated across our geographic footprint, focused on market share gains Underpenetrated vertically on an asset class basis; built out specialized teams Opportunity to leverage capacity and capabilities in newly-acquired markets Diverse deposit base across multiple lines of business, customer segments and geographies No one commercial sector represents more than 5.3% of total deposits Long-tenured relationships with clients using multiple UMB products and services Flexible balance sheet well-positioned for changing interest rate environments Above peer earning asset growth Lower loan-to-deposit ratio provides flexibility 24% of average deposit balances in DDA Focus on returning value to shareholders; risk-adjusted returns EPS and tangible book value growth have outpaced peers over the long term Consistent dividend growth Differentiated revenue profile and growing fee income Revenue from diverse lines of business and verticals provides a natural hedge in a variety of rate environments Lower-than-peer reliance on mortgage and NSF/OD revenue Time-tested underwriting philosophy Unwavering credit standards Excellent long-term UMB track record; result of long-tenured credit team – average of 20 years with UMB Executive Credit Oversight (CEO of UMBFC, CEO of UMB Bank & Chief Credit Officer) – average of 34 years with UMB Variable asset base – 77% of total loans reprice within 12 months $3.2 billion of fixed rate loans reprice within 12 months; average rate 5.23% $2.3 billion of securities cash flow expected within 12 months; average rate 3.83% Ample liquidity sources and regulatory capital levels Access to multiple contingent funding sources Strong capital generation through earnings accretion

Beyond Financials Our Culture Our Values Our Commitment Our Vision the unparalleled customer experience Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate. the unparalleled customer experience An unwavering commitment to doing more for our customers. Whether it’s having a heart for each other, our customers or our communities, we support work through inclusive policies and empowering people to create fulfilling lives in and out of the workplace. MORE HEART Our goal is to grow existing strengths and build new skills. We’re committed to empowering our workforce to make an impact and achieve their goals through open conversations and providing the tools to develop potential. MORE OPPORTUNITY MORE TRUST Our associates have confidence they will be encouraged and expected to do the right thing at all times — no matter what. We’re focused on setting clear expectations and a leadership team who is accessible and transparent.

Beyond Financials
Our Commitment to Corporate Citizenship

UMB

ESG Efforts

Our programs reinforce our values of doing the right thing, supporting our associates and communities, and providing *the* unparalleled customer experience.

- Supporting inclusive, equitable and sustainable economic growth.
- Fostering an inclusive environment among a diverse group of associates.
- Remaining committed to the prosperity of the communities we serve.
- Employing strong, consistent and transparent governance practices.
- Using an ESG lens in considering long-term financial sustainability and strategic risk management opportunities.

Inclusion & Diversity

- We are a CEO Action for Inclusion & Diversity signatory and are dedicated to building greater understanding and creating a workplace that reflects the diversity of our society.
- Eight Business Resource Groups with more than 700 members help us understand the needs of our associates, customers and communities and turn empathy into action.
- In 2025, 28% of new hires were people of color, 59% were women and 2% were veterans.
- 43% of our executive leadership team are women and/or people of color.

Strong Corporate Governance

- 14-person board of directors, with 13 independent members, a lead independent director, and 100% independence on board committees.
- 50% board diversity, including 6 female directors.
- Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit.
- Board oversight of the executive ESG Committee.

Community Impact

- $8.4mm in community support in 2025, which included housing needs, the arts, agriculture, small business, and education. $2.3mm went to organizations within our new markets.
- In 2025 >1,000 associates participated in our matching gift program; combined with workplace giving, associate giving totaled nearly $650k.
- Associates receive 16 hours of paid Volunteer Time Off annually. 1,012 participants logged more than 17,600 hours of volunteer time in 2025, supporting 572 unique charities.
- Our School of Economics held 140 sessions, reaching more than 8,200 students. Interactive experiences help build financial skills and literacy.

Efficient & Sensible Resource Use

- 88 UMB locations use automated systems to conserve energy.
- More than 472,000 Kilowatt hours generated from solar panels across our properties and we invested $2.9mm in more efficient HVAC equipment.
- 2025 recycling efforts produced > 6 tons of commingled recycling, nearly 5 tons of cardboard and 540 pounds of recycled batteries.
- Beehives housed at a Denver branch support the local honeybee population. UMB-hosted bees visited an estimated 98mm flowers over 8,000+ acres in 2025. Since installation, we've harvested nearly 450 pounds of edible honey.

Read our full Corporate Citizenship Report at UMB.com/ESGreport

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Purchase Accounting Update

HTLF Acquisition Accounting Impacts (1) Loan amounts recognized for 3Q’26 include $9.0mm in accelerated accretion from early payoffs of acquired loans and $19.3mm in contractual mark accretion on loans; Total life-to-date = $69.0mm from accelerations and $185.2mm in contractual loan accretion; (2) 10-year sum-of-years digits amortization; (3) Includes $20.4mm related to wealth management, straight-line amortization over 7 years, and $4.9mm related to purchased credit card relationships, straight-line amortization over 3 years. Net Interest Margin Impact Net Interest Income Accretion Non-interest Expense Amortization $ in millions $ in millions

Projected Contractual Accretion $164.2 million recognized in 2025; $120.0 million recognized YTD 2026 Includes accretion on acquired loans, securities, time deposits and borrowings Projections are updated quarterly, assume no prepayments and are subject to change $ in millions

3rd Quarter 2026 Financial Review

3Q 2026 Highlights – Income Statement (1) Net interest income-FTE, operating noninterest expense and net operating income and EPS available to common shareholders are non-GAAP measures, reconciled on slides 49 and 50. $ in millions, except per share amounts 2Q ’26 3Q ’26 3Q ’25 Linked-Quarter Variance & Commentary

3Q 2026 Highlights – Balance Sheet & Credit $ in millions 2Q ’26 3Q ’26 3Q ’25 Linked-Quarter Variance & Commentary

3Q 2026 Net Income $363.7 $380.1 $373.0 $293.4 $329.1 Dollars in millions, except per share amounts. (1) Net operating income available to common shareholders is a non-GAAP measure, reconciled on slide 49; (2) Operating PTPP income and EPS is a non-GAAP measure, reconciled on slide 50; (3) Net gains/losses on any disposition or impairment of debt securities plus mark-to-market valuations of equity investments. EPS / common share (GAAP) Net Inc. Avail. to Common Shareholders Op. EPS / common share (1) Adjustments to Net Income $235.2 $259.8 $273.0 $272.4 $206.5 Net Income & Net Operating Income (1) Operating PTPP Income (2) Operating PTPP Income – gains/losses on inv. securities (3) Operating PTPP Income, ex. gains/losses on inv. securities Operating PTPP EPS (2) Available to Common Shareholders

Revenue Trends $ in millions Linked-Quarter $ ∆ % ∆ 3Q ’26 2Q ’26 3Q ’25 4Q ’25 1Q ’26 Note: Columns may not sum due to rounding differences.

Net Interest Income & Margin NII, ex. PAA NII from PAA Reported NIM NIM ex. PAA $532.5 $540.0 $475.0 $522.5 $534.4 $ in millions 3.10% 2.78% 2.96% 3.05% 3.09% 3Q ’25 4Q ’25 1Q ’26 2Q ’26 3Q ’26 $ in millions

Noninterest Income Fee Income / Revenue Peer Median Fee Income / Revenue (1) (1) UMB peers (14 banks), data as of latest available quarter; Source: S&P Capital IQ. Peer group defined on slide 53. Investment Securities Gains (Losses) Brokerage Fees Trust / Securities Processing Bankcard Fees Trading / Invest. Banking Other Income Deposit Svc. Charges. $204.8 $245.5 $232.4 $203.3 $198.4 Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing Linked-Quarter Commentary $ in millions $ in millions Linked-Quarter Noninterest income decreased $13.1mm, or 5.3%, to $232.4mm from 2Q’26. LQ variances include: - $16.1mm in investment securities gains, following strong results in 2Q’26 - $7.0mm in COLI income, included in other income, partially offset by: + $1.8mm from the gain on the sale of a building in 3Q’26; + $0.8mm in derivative income related to customer swaps; + $0.5mm in BOLI income + $0.4mm for recoveries of loans previously charged off by HTLF; and + $5.7mm in trust and securities processing income led by strong performance in Fund Services

Noninterest Expense Note: Columns may not sum due to rounding differences. (1) Operating noninterest expense is a non-GAAP metric, reconciled on slide 50. Linked-Quarter Commentary 3Q ’25 4Q ’25 1Q ’26 2Q ’26 3Q ’26 GAAP expense; $ in millions Linked-Quarter $ ∆ % ∆ Noninterest expense decreased $0.2mm from 2Q’26 to $399.5mm. Notable 3Q’26 variances impacting noninterest expense: - $5.9mm in total salary and benefit expense driven by a reduction of $10.1mm in deferred compensation expense, offset by a $4.7mm increase in salary & bonus expense related to the timing of annual merit increases and higher bonus expense related to strong performance; + $2.2mm in supplies and services expense related to computer hardware costs; + $1.9mm in occupancy expense; + $1.5mm in OREO losses; and + $1.4mm in marketing and business development expense, driven by timing of multiple advertising campaigns

$ 37,139 $ 38,344 $ 39,383 $ 40,624 Diversified Loan Portfolio $ 41,750 3Q ’25 2Q ’26 3Q ’26 Linked-Quarter $ ∆ California: 3% Greater MO: 3% Wisconsin: 2% Illinois: 2% Kansas: 1% New Mexico: 1% Iowa: 1% Minnesota: 1% Oklahoma: 1% Nebraska: 1% Smaller Regions: Loans Across Our Footprint Avg. balances; $ in millions Avg. balances; $ in millions Inv. CRE Asset-Based C&I Resi. R/E Consumer Construction Credit Card Avg. Loan Yield Loan Yield ex. PAA OO CRE % ∆ * Includes NDFI loans and leases/other Kansas City 22% Colorado 19% Arizona 11% St. Louis 16% Texas 11% Utah 5% 6.06% 6.27% 6.14% 5.99% 6.01% * Note: Columns may not sum due to rounding differences.

Quarterly Loan Activity 3Q ’26 2Q ’26 3Q ’25 4Q ’25 1Q ’26 $ in millions

Strong Asset Quality Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due. Net Loan Charge-Offs (Recoveries) Delinquencies (1) Nonperforming Loans Allowance for Credit Losses on Loans Allowance for Credit Losses on Loans ACL / Total Loans Net Charge-offs NCOs / Average Loans Delinquencies Delinquencies / Loans Nonperforming Loans NPLs / Total Loans

Detailed Net Charge-Off History Recent Quarterly Trends Annual 2009 2010 2008 2004 2005 2006 2007 2011 2012 2013 2014 2019 2020 2018 2015 2016 2017 2021 2022 2023 2024 3Q ’26 2Q ’26 3Q ’25 4Q ’25 1Q ’26 2025

Available-for-Sale (1) High-Quality Investment Portfolio $13,613 $13,541 $13,305 $12,815 $5,697 $5,697 $5,691 $5,712 Average balances - $ in millions Average Blended Yield Treasuries Corp. & Commercial Paper GNMA/GSE Mortgage-Backed GSE Agencies General Obligation Municipals Collateralized Loan Obligations Revenue Bonds $13,529 (1) Balances are presented at carrying value, which is fair value for the available-for-sale portfolio and amortized cost for the held-to-maturity portfolio. Average balances - $ in millions Held-to-Maturity (1) $5,455

Securities Portfolio Statistics Amortized Cost Fair Value Net Unrealized Loss $ in millions; as of 09/30/26 Note: Columns may not sum due to rounding differences. (1) Purchase activity, cash flow and duration excludes HTM industrial revenue bonds; (2) Total portfolio yield is influenced by roll-off and reinvestment activity as well as changes in premium amortization and discount accretion; (3) Purchases for roll-off and overbuy, net of purchases related to sales/trades or short-term collateral needs. Securities Portfolio Activity (1) (2) $ in millions

Diversified Deposit Mix $57,574 $58,221 $56,764 $57,554 Commercial Personal Institutional Commercial Banking 46% Consumer & Private Wealth 23% Capital Mkts & Corp. Trust 10% Healthcare Services 5% Asset Servicing 10% Investor Solutions 6% 26% 24% 24% 26% $57,585 Deposits by Line of Business Interest-Bearing Demand & Savings Demand Deposits Time Deposits DDA / total deposits Average Total Deposit Cost Avg. balances; $ in millions 26% 3Q ’25 2Q ’26 3Q ’26 Linked-Quarter $ ∆ Avg. balances; $ in millions % ∆

Interest Rate Sensitivity

UMB

Impact to Net Interest Income

Ramp Scenario



2.6%
1.2%
-0.7%
-1.0%
-2.0%
-0.8%
1.4%
3.8%
Year 1
Year 2

Shock Scenario



1.6%
0.9%
0.0%
1.1%
-3.9%
-1.7%
2.0%
5.0%
Year 1
Year 2
- 200
- 100
+ 100
+ 200

- Increase / decrease based on hypothetical rate changes and stable balance sheet
- Projected rates for new loans and deposits based on historical analysis, management outlook and repricing strategies
- Asset prepayments and other market risks developed from industry estimates of prepayment speeds and other changes

Loan Maturities & Repricing

Variable Rate Loans

- 73% of total end-of-period loans, or ~ $31.0B, are variable
- 77% of total loans reprice within 12 months

Of variable loans - % tied to indices for next 12 months:

- **77% - 1-Month SOFR**
  - 81% adjust monthly
  - 12% adjust daily
- **19% - Prime**
  - 23% adjust monthly
  - 65% adjust daily
- **4% - Treasury & other**

Fixed Rate Loans

- $3.2 billion of fixed rate loans reprice within 12 months; average rate 5.23%

Deposit Mix by Rate Sensitivity

Average for 3Q'26



28%
24%
25%
24%
Hard Indexed – immediate adjustment
Soft Indexed – negotiated / bid accounts
Non-Indexed Interest-Bearing
DDA

Cash Flow Hedges of Interest Rate Risk

Floor Contracts – indexed to 1 Month SOFR; 4–6-year terms

- 4.05% contract; notional value of $125mm, effective 10/24
- 4.80% contract; notional value of $250mm, effective 12/24
- 5.05% contract; notional value of $250mm, effective 03/25

Interest Rate Floor Spreads

- Ten floor spreads; aggregate notional value of $2.375B
- Weighted average rate: 4.84% / 2.37%

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Capital & Liquidity Position As of September 30, 2026 $ in billions CET 1 Total Capital Tier 1 Leverage Tangible Common Equity Ratio (1) 7.55% Total Common Equity / Total Assets 10.42% 6.50% 10.00% 5.00% (1) Tangible common equity and tangible common equity ratio are non-GAAP measures, reconciled on slide 51. 13.52% 11.50% 9.41% Regulatory Capital Ratios Ample Liquidity Available Liquidity Sources $4.7B $4.2B $7.0B $5.8B $5.7B 7.3% 6.3% 11.0% 9.1% 8.8% Fed funds & resell agreements Int-bearing due from banks % of average earning assets $ billions UMBF ratio “Well Capitalized” 12.04% 8.00% Tier 1 Note: Redeemed $150 million of 2.75% fixed-to-floating subordinated notes on September 15, 2026

Line of Business Updates

Commercial Banking Commercial Capabilities Investment Real Estate Industrial Multi-family Office Retail Hotel Student Housing Agribusiness Asset-based Lending Energy Lending Lending Verticals C&I Lending Owner-Occupied CRE Middle Market Working capital lines Equipment loans Business Banking Practice Finance Small Business Banking Small / Medium Business Middle Market 52% Investment Real Estate 27% Sm./Med Biz 7% Specialized Verticals 14% $36.2B (1) Average loan balances for 3Q’26 , excluding credit card; (2) 2025 Rank among U.S. Visa and Mastercard Commercial Card Issuers, Source: Nilson Report, May ‘26; (3) “Production ag lending” per ABA 1Q ‘26, FDIC data. #12 of 100 Largest Farm Lenders in the U.S. (3) Commercial Credit Card Purchase Volume (2) TOP 15 Prepaid & Purchasing Card Volume (2) TOP 5 Commercial Lending Portfolio Average Loan Balance & Composition (1) Franchise Lending Healthcare Lending

Commercial Banking C&I Lending C&I loans of $19.7B as of 09/30/26 = 46.4% of UMB loans Includes Middle Market, Specialized Verticals and Small / Medium Business NDFI = $3.2B; 8% of total loans Comprised of clients with diversified holdings & strong credit structures Low leverage at the fund level & conservative UMB loan-to-value metrics 33% of total loans in NDFI categories are subscription lines > 99% of NDFI balances are pass-rated Food & Beverage 2% Tech & Media 2% Finance & Insure 2% Materials & Commodities 2% Manu-facturing 3% Retail 4% Diversified 2% Commercial Services 4% Other (2) 6% Agri-business 3% Energy-Related 3% Average Line Utilization Trends Construction & Real Estate Industry 5% (1) End-of-period balances as of 09/30/26. C&I Industries as % of Total UMB Loans (1) Commercial & Industrial Statistics (2) Other - 6% of total UMB loans Health Care & Pharma Auto-related Transportation Entertainment / Rec. Consumer Services Govt. / Education Apparel / Textiles Utilities Non-Depository Financial Institutions 8% C&I Balance Trends +29% YoY

Commercial Banking Commercial Real Estate Mixed Use 1-4 Unit Rentals Vacant Land Other (3) Investment CRE & Construction Portfolio $10.6B = 25.0% of total UMB loans Average Loan-to-Value: 57% Loans with Recourse: 84% Investment Real Estate Rate Type: Fixed – 25% Variable – 75% End-of-period balances as of 09/30/26. (1) Excludes owner-occupied commercial real estate; (2) Defined as Tier 1 capital plus an adjusted allowance for credit losses, per regulatory guidelines. Investment CRE Geographic Diversity Owner-Occupied CRE & Farmland $6.0B = 14.1% of total UMB loans New purchase or refinance Rate Type: Fixed – 52% Variable – 48% Owner - Occ 12% Farmland 2% $6.0 B $10.6 B By property location (3) Other - 2% of total UMB loans Senior Housing Self-storage Special Purpose Homebuilder Student Housing Healthcare Manufactured Housing (No state > 2.6%) CRE Statistics Investment CRE as % of Total UMB Loans (1) Const. / Land Dev. 7% Investment CRE 18% Industrial 7% Multifamily 7% Office 3% Retail 2% Hotel 2% 2% 1% <1% <1% Regulatory Concentrations (2)

Personal Banking
Consumer

UMB

Expanding Consumer Presence

Deposits (1)



+2%
$13.2B
$13.4B
$13.4B
23% of deposits
3Q'25
2Q'26
3Q'26

Consumer Lending (1)



+5%
$4.5B
$4.8B
$4.8B
3Q'25
2Q'26
3Q'26

High Customer Satisfaction

Consumer serves personal banking needs of clients across all divisions of the bank

NPS Score

70.8

Industry Average (2)

38.0

Hybrid Service & Sales Model – Provides broad products and services to meet diverse client needs

Retail Banking

Strategically positioned for sales growth

- **192** – Banking Centers (3)
- **360** – ATMs

Private Banking

Growth engine for new customers; deepening existing relationships

- **$4.0B** (+59% YoY) – Average Private Banking Deposits
- **44** – Private Bankers Across 13 regions

Mortgage

Competitive mortgage solutions for all client types

- **$3.7B** (+4% YoY) – Average Mortgage Balances
- **20** – MLOs across UMB Footprint

Key Products Offered

- Fannie Mae / Freddie Mac
- Portfolio on balance sheet mortgages
- Secondary market mortgages
- 1st-Time Homebuyer Assistance

Community Development

Diverse client engagement in our communities

- **82** – Financial Education Classes
- **15** – Community Partners Served
- **1,650** – Community Participants

Digital Capabilities across Consumer

- Digital loan and deposit applications and originations
- Mobile Banking: Deposits, transfers, bill pay, account review and more

Metrics at, or for the quarter ended, 09/30/26, unless otherwise stated. (1) Average quarterly balances; (2) Net Promoter Score is the national average for all banks – 107,059 samples, source J.D. Power; (3) As of 09/30/26, we had 192 physical locations licensed with the OCC, including 189 retail branches plus 3 commercial or private banking centers.

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Personal Banking
Private Wealth Management & Private Investments

Private Wealth Customer Assets



Non-Managed
22%
Managed
78%

$18.4B
Managed Assets (AUM)

$5.2B
Non-Managed Assets (AUA)

New Assets / Sales (1)



$ in millions
$1,350
$765
$1,338
$1,241
$1,226
FY'22
FY'23
FY '24
FY '25
YTD '26

Wealth Management

- Financial planning
- Discretionary investment management
- Strategic solutions for ultra-high net worth families
- Business succession & exit planning
- Brokerage & retirement plan services

Personal Trust & Custody

- Trust admin & personal custody
- Charitable foundation planning & administration
- Unique asset administration, including fine art
- Insurance settlements
- Trust tax preparation

Asset Management

- Private equity investment access

Private Investments

- Tailored capital solutions to finance lower-middle market private businesses for long-term growth
  - Minority equity
  - Subordinated debt
- Combines the strength of a seasoned, dedicated investment team with the deep resources of UMB Financial Corporation.
- Serves existing and prospective UMB Bank clients, cross-selling products and services.

  ✓ Active portfolio: 54 investments totaling ~$171mm of invested capital (2)
  ✓ $267mm+ of capital deployed to date (2)

Composition as of 09/30/26. (1) Includes Assets Under Management and Under Administration; (2) Data is in arrears; as of 06/30/26.

33

Institutional Banking
Asset Servicing & Custody

UMB

Assets Under Administration / Custody (1)

- *Private Credit AUA = ~$35B, or 6.0% of total 3Q'26 AUA*



+12.1% YoY
$553B
$545B
$565B
$622B
$619B
$48
$43
$39
$39
$43
$235
$239
$250
$280
$280
$166
$170
$173
$192
$188
$228
$231
$239
$255
$266
3Q'25
4Q'25
1Q'26
2Q'26
3Q'26
Private Funds
Custody
Fund Acct/Admin.
Transfer Agency

Revenue Growth Trends

+22.1%

YTD Growth (2)

- +8.8% linked-quarter
- 5-year CAGR = 13.2%

Fund Services

Registered Funds & Alternative Investments

Provides services for more than 2,500 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds, ETFs and more.

Best Interval Fund Administrator (3)

Best Fund Accounting and Reporting Software (4)

Administrator of the Year – Technology (5)

Institutional Custody

One of the nation's leading providers of domestic and global custody, serving insurance companies, public and private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948.

Innovation in Investor and Investment Data (6)

Best Custodian (7)

Custodian Service of the Year (8)

+130

Net New Accounts September YTD

Custody AUA +19.0% YoY

(1) Asset categories sum > total AUA due to shared client assets; (2) Represents growth in trust & securities processing income; (3) With Intelligence '19, '20, '22, '23 and '25; (4) Hedgeweek US Awards '25; (5) Hedgeweek US Emerging Managers '24 and Private Equity Wire '25; (6) Global Custodian Industry Leaders Awards '25; (7) Hedgeweek US Awards '23; (8) Private Credit US Awards '24.

34

Institutional Banking Corporate Trust & Capital Markets Corporate Trust Provides trustee, paying agent and escrow services to municipal and corporate issuers nationwide. Specialty Trust & Agency Solutions Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions. Collateral administration for CLOs, credit funds, separate accounts and other portfolios of loans. Examples of recent deals: Products and services offered through UMB Bank Capital Markets Division NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED. Capital Markets Division Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations. Public Finance September YTD Closed Deals Trust & Escrow Services Paying Agent in the U.S. #2 Municipal Trustee in the U.S. #2 (1) Represents growth in trust & securities processing income; (2) Source: Thomson Reuters, 2Q’26, ranked by number of issues. U.S. Municipal Rankings (1) Revenue Growth Trends YTD Growth (1) +18.5% +2.2% linked-quarter 5-year CAGR = 16.1%

Institutional Banking
Investor Solutions & Healthcare Services

UMB

Investor Solutions

Our banking as a service (BaaS) solution offers deposit services to financial institutions and fintechs, including checking, savings, and investment accounts, along with expanded FDIC insurance through our proprietary Sweep Program.

Sample BaaS Partnerships

Edelman Financial Engines™

EMPOWER Personal Cash™

$43B

FDIC Sweep Assets Under Administration
~ 5.3 mm accounts
for September 2026

~125mm

Annual ACH Transactions

Healthcare Services

Provides a suite of tax-advantaged benefit accounts including Health Savings Accounts (HSAs), Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), and Commuter Benefit Accounts.

Investor's Business Daily BEST 2023 HSAs

Recognized for Investment Quality (1)

TOP 10 **Top 10 HSA Custodians in the U.S. (1)**

Named a Top HSA for Features & Investment Options (2)

2.0mm

HSA Account Holders

5.3mm

Benefit Cards

$3.1B

In HSA Deposits (3)

$2.1B

In HSA Invested Assets (3)

(1) #6 in total number of accounts and #8 in total assets as of June 30, 2026 - Devenir Research Mid-Year '26; (2) Investor's Business Daily '23; (3) End-of-period balances as of 09/30/26.

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Payments Credit & Debit Card Products Purchase volume in billions; interchange in millions. (1) Rank in commercial, consumer & small business cards among top 50 Visa & Mastercard issuers in 2025. Source: Nilson Report, confirmed May 2026. Card Purchase Volume & Interchange Trends 23rd in U.S. Credit Card Purchase Volume (1) #23 $5.6 $5.5 $5.4 $5.4 $5.6 Interchange Income Consumer Credit Healthcare Debit Commercial Credit Inst. Cash Mgmt. Consumer Debit $5.5B 3Q ’26 Card Spend 13th in Number of Total U.S. Accounts (1) #13 +8.5% 10-year CAGR

Long-Term Annual Performance Trends

Differentiated Revenue Profile Multiple Sources of Growth Net Interest Income Fee Income Provides Diversity 33% 57% 30% $ 1,283 $1,291 $1,468 $613 $1,462 $731 $588 $778 $671 $825 $879 $983 $849 $1,012 $971 $1,098 Total Revenue 20 Year CAGR 9.4% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 12% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 14% -0.4% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% 20 Year CAGR 5.9% Fee Income Growth $816 $731 $914 $303 $920 $317 $275 $320 $311 $333 $412 $559 $350 $610 $495 $671 1% 22% Net Interest Income (before provision) Noninterest Income (1) (2) % fee income Peer Median % Fee Income (4) Dollars in millions. (1) Noninterest income prior to ‘17 contains income from discontinued operations; (2) Noninterest income included a $108.8mm pre-tax gain on TTCF shares in ‘20 and a $66.2mm pre-tax gain on the sale of Visa Class B shares in ‘22; (3) ‘25 reflects acquisition of Heartland Financial; (4) UMB peers (14 banks) as of latest available annual period. Source: S&P Capital IQ. $188 $233 $1,862 $217 $1,001 $1,629 $440 $522 $2,652 $472 63% 8% 7% 10% 11% 86% 5% 15% 7% 9% 20 Year CAGR 12.1% (3) (3)

7% Balance Sheet Growth Across All Business Cycles Average Loans (1) Average annual balance in billions. (1) Loan balances exclude PPP loans for ’20 – ’22. (2) ‘25 reflects acquisition of Heartland Financial; (3) UMB peers (14 banks), as of latest available annual period. Source: S&P Capital IQ. Average Deposits Annual Loan Growth 12% 19% 19% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10% 20 Year CAGR 13.0% 8% 49% 13% 14% 9% 8% 19% 37% 26% 25% 1% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 24% 20 Year CAGR 12.6% 11% 56% 3% 7% 4% Conservative Loans / Deposits (%) 20-year Avg: 61% Annual Deposit Growth Average IB Deposits % DDA / Deposits Peer Median % DDA / Deposits (3) Average DDA $28.9 $23.2 $31.3 $7.6 $31.8 $9.6 $6.5 $10.5 $8.5 $11.9 $14.1 $15.9 $12.7 $17.0 $15.3 $19.3 $5.1 $5.7 $55.1 $5.5 $35.3 $15.8 $14.1 $18.8 $4.4 $22.3 $4.8 $4.2 $5.3 $4.5 $6.2 $8.4 $10.8 $7.0 $11.6 $10.0 $12.8 $3.1 $3.9 $36.1 $3.6 $24.2 (2) (2)

Resilient Credit Metrics Through All Economic Environments Net Charge-Offs / Average Loans Nonperforming Loans / Loans Industry (2) UMBF Peer Median (1) Industry (2) UMBF Peer Median (1) (1) UMB peers (14 banks), as of latest available annual period. Source: S&P Capital IQ; (2) All FDIC-insured banks, as of last available annual period. Source: FDIC. 0.23% ‘05 – ‘25 Average 0.27% ‘05 – ‘25 Average 0.38% 0.06% 0.62% 0.37% 0.53% 0.96%

Capital & Liquidity Supports Growth Outlook UMBF Peer Median (1) UMBF Peer Median (1) UMBF Peer Median (1) (1) UMB peers (14 banks), as of latest available annual period. Source: S&P Capital IQ; (2) Tangible equity and tangible assets are non-GAAP measures, reconciled on slide 51; (3) As defined by S&P Capital IQ: “Cash, cash equivalents, and investment securities/assets.” Tangible Equity / Tangible Assets (2) Peer Median TCE / Tang. Assets (1) UMBF Equity / Assets UMBF TCE / Tang. Assets (2) Common Equity Tier 1 Capital Ratio Equity / Assets Cash & Securities / Assets (3) Average Loans / Average Deposits 20% 15% 10% 5% 0% 100% 75% 50% 25% 0%

Risk-Adjusted Returns Rowing Close to Shore UMBF Peer Median (1) (1) UMB peers (14 banks), data as of latest available annual period. Source: S&P Capital IQ; (2) The numerator for the calculation of Return on Risk-Weighted Assets is GAAP net income, which included expenses related to the FDIC special assessment, recognized in 2023, 2024 and 2025. UMBF Peer Median (1) Risk-Weighted Assets / Assets Return on Risk-Weighted Assets (2)

4Q ’26 = $0.50 Dividend Trends Sustained Growth (1) Based on declaration date; dividends adjusted for a 2-for-1 stock split in May 2006. There have been no additional stock dividends or stock splits. Common Dividends Declared (1) FY ’26 = $1.86 +14.1% vs. 2025 +304.3% annually 2006 – 2026

Outperformance Building Long-Term Value 20-Year Compounded Annual Growth Rates 2005 – 2025 UMBF KRX (2) Industry (4) Peer Median (3) Diluted Earnings Per Share Tangible Book Value Per Share (1) (1) Tangible book value per common share is a non-GAAP measure, reconciled on slide 52; (2) KBW Nasdaq Regional Bank Index (median of 46 banks with data reported for both 2005 and 2025); (3) UMB’s traditional peers (median of 14 banks); (4) Median of all publicly-traded banks with data reported for both 2005 and 2025. Peer, KRX & Industry source: S&P Capital IQ.

Appendix

Governance Our Board of Directors AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee Advisory Directors Mariner Kemper Chairman of the Board Margaret Lazo CC, RC Susan Murphy AC, RC Tammy Peterman GC, RC Gordon Lansford AC (Chair), CC Robin Beery CC (Chair), RC K.C. Gallagher AC, RC Greg Graves Lead Independent Director, GC (Chair) Jenny Hopkins AC, RC Janine Davidson CC, GC Brad Henderson AC, RC Kris Robbins AC, RC (Chair) Josh Sosland GC, RC Leroy Williams CC, RC Tom Wood Jim Rine Vice Chairman

Forward-Looking Statements This presentation and our other communications may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in annual, quarterly and other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (“SEC”). In addition to such factors that have been disclosed previously: risks related to current or future tariffs or trade restrictions, sanctions and other trade policies and the impact to UMB or its customers; macroeconomic and adverse developments and uncertainties related to the collateral effects of the collapse of, and challenges for, domestic and international banks, including the impacts to the U.S. and global economies; sustained levels of high inflation and the potential for an economic recession; and impacts related to or resulting from instability with respect to geopolitical developments, including in Venezuela, the Middle East and Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent documents that are filed or furnished with the SEC. Any statements about UMB Financial Corporation’s (“UMB”) plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “objective,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. Further information regarding UMB and factors which could affect the forward-looking statements contained herein can be found in UMB’s Form 10-K for the year ended December 31, 2025 (and which is available on the SEC’s archive site, here) and its other filings with the SEC.

Unaudited, dollars in thousands except per share data. (1) Calculated using marginal tax rate of 24.0%. Certain merger-related expenses are non-deductible. Non-GAAP Reconciliations The following are non-GAAP measures used from time to time. To the extent a non-GAAP measure is used in this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. This information supplements the results that are reported according to GAAP and should not be viewed in isolation from, or as a substitute for, GAAP results. UMB believes that these measures may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Definition and calculation for each metric shown below tables. Net Operating Income Available to Common Shareholders Net operating income available to common shareholders is defined as GAAP net income available to common shareholders, adjusted to exclude acquisitions and severance expenses, Day 1 acquisition provision expense, if any, the FDIC special assessment, and the cumulative tax impact of these adjustments.

Non-GAAP Reconciliations Operating Pre-Tax, Pre-Provision Income Unaudited, dollars in thousands except per share data. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, and the FDIC special assessment. Net interest income – FTE is defined as GAAP net interest income plus tax-equivalent interest. Net Interest Income - FTE

Tangible common equity ratio is common shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Non-GAAP Reconciliations Unaudited, dollars in thousands. Tangible Common Equity Ratio Operating efficiency ratio is calculated as the company’s operating noninterest expense, net of amortization of other intangibles, divided by the company’s total non-GAAP revenue (calculated as net interest income plus noninterest income, less gains on sales of securities available for sale, net). Operating Efficiency Ratio

Non-GAAP Reconciliations Unaudited, dollars in thousands, except per share data. (1) Share count for December 31, 2005, adjusted for Company’s 2-for-1 stock split on May 31, 2006. Return on tangible common equity is calculated as net income available to common shareholders divided by the company's average tangible common shareholders' equity for the relevant period. Operating return on tangible common equity is calculated as net operating income available to common shareholders, divided by the company’s average tangible common shareholders’ equity. Return on Tangible Common Equity & Operating Return on Tangible Common Equity Tangible Book Value (“TBV”) Per Common Share Tangible book value per common share is defined as total common shareholders’ equity, net of intangible assets, divided by total common shares outstanding. (1)

Our Peer Group

ASB	Associated Banc-Corp
BOKF	BOK Financial Corp.
COLB	Columbia Banking System, Inc.
CFR	Cullen/Frost Bankers, Inc.
FHN	First Horizon Corp.
HBAN	Huntington Bancshares Inc.
KEY	KeyCorp
PNFP	Pinnacle Financial Partners
ONB	Old National Bancorp
RF	Regions Financial Corp.
SSB	SouthState Corp.
WAL	Western Alliance Bancorporation
WTFC	Wintrust Financial Corp.
ZION	Zions Bancorporation

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